Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2019

December 31, 2018

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.50
52-Week Range:	$14.67 - $19.78
Shares Outstanding:	7,506,855 shares
Market Capitalization:	$116.4 million
P/E (ttm):	17.03x
Diluted EPS (ttm):	$0.91
Annual Dividend & Yield:	$0.56 (3.61%)
As of December 31, 2018	

Franchise Overview

Northern California:
Pleasanton
Roseville



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Riverside

Retail Offices:

- Atascadero
- Brea
- Escondido
- Glendora
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville

Financial Performance

Developments

- Pre-Provision, Pre-Tax Earnings increase by 18% (sequential quarter)
- Net Interest Income increases by 4% (sequential quarter)
- Net Interest Margin increases by 24 basis points (sequential quarter)
- Operating Expenses decrease by 7% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.1
$8.8
$9.1
$9.3
$9.4
$9.8
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Non-Interest Income



(In Millions)
$8.0
$6.0
$4.0
$2.0
$0.0
$1.6
$1.4
$1.6
$1.6
$1.4
$1.3
$4.8
$4.3
$3.6
$3.0
$3.1
$2.3
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$15.7
$13.2
$12.4
$11.8
$11.7
$10.9
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)


(In Millions)
$3.0
$2.0
$1.0
$-
$(1.0)
$(0.3)
$1.3
$1.9
$2.1
$2.2
$2.6
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Pre-Tax Income (Loss) – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$2.0
$3.0
$4.0
$3.8
$3.9
$4.4
$(2.4)
$(1.7)
$(1.6)
$(1.5)
$(1.5)
$(1.6)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Community Banking
Mortgage Banking

Quarterly Net Income (Loss)


(In Millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(0.2)
$(0.8)
$1.7
$1.4
$1.8
$2.0
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Diluted Earnings (Loss) Per Share


$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.03)
$(0.10)
$0.23
$0.18
$0.24
$0.26
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.17%
3.08%
3.23%
3.28%
3.30%
3.54%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Efficiency Ratio


110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
101.71%
91.17%
86.78%
85.03%
84.17%
81.00%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
(0.50)%
(0.08)%
(0.27)%
0.59%
0.48%
0.63%
0.69%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Return on Average Equity


7.50%
5.00%
2.50%
0.00%
(2.50)%
(5.00)%
(0.70)%
(2.50)%
5.76%
4.65%
6.03%
6.42%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Community Banking

Developments

- Loans Held for Investment balance essentially unchanged during December 2018 quarter
- Yield on Loans Held for Investment increases 26 basis points from December 31, 2017
- Deposit costs increase two basis points from December 31, 2017
- Higher cost Time Deposit balances continue to decline
- Borrowing costs decrease four basis points from December 31, 2017

Loan to Investment Mix


(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$74
$96
$104
$95
$87
$92
$908
$886
$894
$903
$877
$875
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
Loans Held for Investment
Investment Securities

Loan Portfolio Mix


(In Millions)
$600
$500
$400
$300
$200
$100
$0
$483
$322
$97
$464
$314
$103
$466
$317
$107
$476
$315
$110
$455
$307
$112
$447
$312
$113
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases


(In Millions)
$80
$60
$40
$20
$0
$25
$20
$12
$22
$21
$29
$27
$44
$16
$21
$24
$15
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Provident Bank
Provident Bank Mortgage

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/18	Interest Rate	Balance as of 12/31/17	Interest Rate
Single-Family	$ 312,499	4.48%	$ 313,837	4.11%
Multi-Family	447,033	4.29%	463,786	4.10%
Commercial Real Estate	112,830	4.83%	103,366	4.64%
Construction	3,986	7.37%	7,072	6.42%
Other	167	6.50%	-	-
Commercial Business	455	6.45%	478	6.10%
Consumer	103	15.05%	144	13.82%
Total Loans Held for Investment	$ 877,073	4.44%	$ 888,683	4.18%
Advance Payments of Escrows	95		46	
Deferred Loan Costs, net	5,306		5,322	
Allowance for Loan Losses	(7,061)		(8,075)	
Total Loans Held for Investment, net	875,413		885,976	

Loan Composition as of 12/31/18



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 13%
Consumer 0%
Multi-Family 51%
Single-Family 36%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$121
$111
$111
$126
$111
$111
$258
$247
$245
$238
$233
$224
$669
$661
$677
$670
$669
$649
09/30/17
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2018	Rate	At 12/31/2017	Rate
Checking Accounts - Non Interest-Bearing	$ 78,866	- %	$ 77,144	- %
Checking Accounts - Interest-Bearing	256,549	0.12%	256,363	0.11%
Savings Accounts	277,145	0.21%	292,420	0.20%
Money Market Accounts	36,627	0.28%	34,724	0.27%
Time Deposits	223,697	1.12%	247,137	1.00%
Total Deposits	$ 872,884	0.40%	$ 907,788	0.38%
Brokered Deposits Included Above	$ 1,567	3.88%	$ 1,567	3.88%

Deposit Composition at 12/31/18



9%
26%
4%
32%
29%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2018	Rate	At 12/31/2017	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	10,000	3.01%
Over Three to Six Months	10,000	1.53%	-	-
Over Six to Twelve Months	-	-	-	-
Over One to Two Years	10,000	3.92%	10,000	1.53%
Over Two to Three Years	21,135	2.81%	10,000	3.92%
Over Three to Four Years	10,000	2.20%	21,189	2.82%
Over Four to Five Years	20,000	2.00%	10,000	2.20%
Over Five Years	40,000	2.60%	50,000	2.36%
Total Borrowings	$ 111,135	2.52%	$ 111,189	2.56%

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio at 0.54% on December 31, 2018
- No outstanding REO
- Early-Stage Delinquencies immaterial

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%

	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18
Non-Performing Assets	$7,991	$8,606	$7,553	$6,963	$7,386	$6,052
NPA to Total Assets	0.67%	0.74%	0.64%	0.59%	0.64%	0.54%
ALLL to LHI	0.88%	0.90%	0.84%	0.81%	0.81%	0.80%

(Recovery) Provision for Loan Losses



(In Thousands)
$400
$200
$-
$(200)
$(400)
$(600)
$169
$(11)
$(505)
$(189)
$(237)
$(217)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Non-Performing Asset Composition 12/31/18



1%
12%
0%
0%
0%
0%
0%
87%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,063
$8,075
$7,531
$7,385
$7,155
$7,061
9/30/17
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18

ALLL Allocation as of 12/31/18



1%
0%
0%
0%
38%
14%
47%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At December 31, 2018				At December 31, 2017			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$0	20	$5,626	3	$1,537	29	$8,127
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	1	745	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	56	-	-	1	76
Consumer Loans	2	2	-	-	-	-	-	-
Total	2	$ 2	22	$ 6,427	3	$1,537	30	$ 8,203

Net Charge-Offs (Recoveries)



(In Thousands)
$200
$100
$-
$(100)
$(200)
$145
$(23)
$39
$(43)
$(7)
$(123)
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Asset Quality

Geographic Location

	Inland Empire		Southern California (1)		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$109,742	35%	$146,372	47%	$55,334	18%	$1,051	0%	$312,499	100%
Multi-Family	72,201	16%	267,774	60%	106,726	24%	332	0%	$447,033	100%
Commercial Real Estate	32,224	29%	52,928	47%	27,678	24%	-	0%	$112,830	100%
Construction	139	4%	3,404	85%	443	11%	-	0%	$3,986	100%
Other	-	0%	-	0%	167	100%	-	0%	$167	100%
Total	$214,306	24%	$470,478	54%	$190,348	22%	$1,383	0%	$876,515	100%

(1) Other than Inland Empire.

Geographic Location 12/31/18



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018	TOTAL
Loan Balance (In Thousands)	$97,932	$726	$1,986	$2,139	$5,338	$10,345	$28,709	$69,363	$82,824	$299,362
Weighted Avg. LTV (1)	58%	59%	53%	45%	62%	68%	64%	72%	71%	66%
Weighted Avg. Age (In Years)	13.24	7.33	6.34	5.90	4.44	3.59	2.48	1.61	0.48	5.38
Weighted Avg. FICO (2)	730	724	758	752	755	740	752	738	745	739
Number of Loans	352	3	10	20	17	15	56	107	140	730
Geographic Breakdown (%)										
Inland Empire	37%	45%	16%	45%	33%	20%	26%	32%	41%	35%
Southern California (3)	51%	55%	52%	22%	36%	49%	34%	46%	50%	48%
Other California	11%	0%	32%	33%	31%	31%	40%	22%	9%	17%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018	TOTAL
Loan Balance (In Thousands)	$13,171	$3,417	$10,002	$30,051	$54,410	$72,545	$112,763	$73,505	$77,168	$447,033
Weighted Avg. LTV (1)	35%	48%	48%	49%	50%	52%	48%	49%	46%	48%
Wt. Avg. Debt Coverage Ratio (2)	1.74x	1.73x	1.89x	1.77x	1.69x	1.66x	1.67x	1.67x	1.57x	1.67x
Weighted Avg. Age (In Years)	14.27	7.25	6.30	5.37	4.51	3.45	2.50	1.56	0.59	3.08
Weighted Avg. FICO (2)	719	750	744	767	767	755	762	751	757	757
Number of Loans	36	5	14	50	78	116	138	118	93	648
Geographic Breakdown (%)										
Inland Empire	42%	0%	1%	38%	17%	18%	10%	18%	11%	16%
Southern California (3)	51%	82%	78%	44%	47%	60%	61%	64%	68%	60%
Other California	5%	18%	21%	18%	36%	22%	29%	18%	21%	24%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2010 & Prior	2011	2012	2013	2014	2015	2016	2017	2018	TOTAL (4)(5)
Loan Balance (In Thousands)	$573	$0	$9,852	$8,842	$18,699	$19,412	$15,947	$19,485	$20,010	$112,830
Weighted Avg. LTV (1)	35%	0%	0.43	48%	43%	40%	48%	43%	44%	44%
Wt. Avg. Debt Coverage Ratio (2)	1.38x	0.00x	1.97x	1.61x	1.96x	1.80x	1.57x	1.82x	1.61x	1.76x
Weighted Avg. Age (In Years)	10.34	0.00	6.27	5.46	4.35	3.45	2.61	1.37	0.54	3.04
Weighted Avg. FICO (2)	712	0	741	763	753	757	758	773	754	758
Number of Loans	5	0	8	14	22	25	22	23	29	148
Geographic Breakdown (%)										
Inland Empire	69%	0%	75%	24%	40%	31%	11%	26%	10%	29%
Southern California (3)	31%	0%	25%	46%	45%	32%	65%	52%	55%	47%
Other California	0%	0%	0%	30%	15%	37%	24%	22%	35%	24%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	0%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $48.8 million in Mixed Use; $17.8 million in Office; $17.7 million in Retail; $8.7 million in Mobile Home Parks; $7.8 million in Warehouse; $4.3 million in Medical/Dental Office; $2.7 million in Mini-Storage; $2.0 million in Restaurant/Fast Food; $1.5 million in Automotive – Non-Gasoline; and $1.5 million in Light Industrial/Manufacturing.
(5) Consisting of $106.4 million or 94.3% in investment properties and $6.4 million or 5.7% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Developments

- Loan Origination Volume decreases 20% to $170.5 million (sequential quarter)
- Gain on Sale of Loans decreases 28% to $2.3 million (sequential quarter)
- Gross Locked Pipeline decreases 32% to $37.0 million (sequential quarter)
- Loan Sale Margin increases two basis points to 172 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$500
$400
$300
$200
$100
$0
$25
$392
$12
$332
$21
$220
$27
$242
$16
$196
$24
$146
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Saleable
Portfolio

PBM Locked Pipeline



(In Thousands)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
35%
30%
25%
20%
15%
10%
5%
0%
28%
31%
26%
25%
23%
26%

	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18
Gross Locked Pipeline	$127,505	$69,234	$85,271	$75,546	$54,795	$36,975
Net Locked Pipeline (1)	$92,085	$48,032	$62,871	$56,905	$42,403	$27,260
Fall-Out Ratio	28%	31%	26%	25%	23%	26%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19
Refinance	42%	43%	37%	27%	30%	28%
Purchase	58%	57%	63%	73%	70%	72%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,847
$4,317
$3,597
$3,041
$3,132
$2,263
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.24%
1.24%
1.49%
1.49%
1.53%
1.53%
1.29%
1.29%
1.70%
1.70%
1.72%
1.72%
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)


(In Thousands)
$10
$0
($10)
($20)
($30)
($40)
$0
($22)
$0
$0
($33)
$0
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19

Recourse Reserve Balance


(In Thousands)
$400
$300
$200
$100
$-
$305
$283
$283
$283
$250
$250
9/30/17
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18

Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 3.61% cash dividend yield (approximately)

Stock Repurchase Plan Activity



(# of Shares)
200,000
150,000
100,000
50,000
-
126,000
140,526
77,681
39,378
-
-
Q1FY2018
Q2FY2018
Q3FY2018
Q4FY2018
Q1FY2019
Q2FY2019

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	9/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18
Tier 1 Leverage Ratio	9.54%	9.59%	9.83%	9.96%	9.59%	9.96%
CET1 Ratio	15.79%	16.44%	16.72%	16.81%	16.62%	17.17%
Tier 1 Risk-Based Capital Ratio	15.79%	16.44%	16.72%	16.81%	16.62%	17.17%
Total Risk-Based Capital Ratio	16.96%	17.65%	17.84%	17.90%	17.71%	18.26%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.30x
1.25x
1.20x
1.15x
1.10x
1.05x
1.00x
0.95x
0.90x

	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18
Price/TBV	1.12x	1.16x	1.19x	1.14x	1.12x	1.18x	1.13x	0.95x